UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2022

P&F INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5332	22-1657413
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification Number)

445 Broadhollow Road, Suite 100, Melville, New York 11747

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (631) 694-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $1.00 Par Value	PFIN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On April 12, 2022, P&F Industries, Inc. (the “Company”), its subsidiaries Florida Pneumatic Manufacturing Corporation (“Florida Pneumatic”) and Hy-Tech (together with the Company and Florida Pneumatic, collectively, “Borrowers”) and the Company’s subsidiaries Jiffy Air Tool, Inc. (“Jiffy”), ATSCO Holdings Corp. (“ATSCO”), Bonanza Properties Corp. (“Properties”), Continental Tool Group, Inc. (“Continental Tool”), Countrywide Hardware, Inc. (“Countrywide”), Embassy Industries, Inc. (“Embassy”), Exhaust Technologies, Inc. (“Exhaust”), Hy-Tech Illinois, Inc. (“Illinois”) and Heisman Acquisition Corp. (together with Jiffy, ATSCO, Properties, Continental Tool, Countrywide, Embassy, Exhaust and Illinois, collectively, “Guarantors”) entered into Amendment No. 10 to Second Amended and Restated Loan and Security Agreement (the “Amendment”), with Capital One, National Association, as agent (the “Agent”) for the lenders (the “Lenders”) from time to time party to the Loan Agreement (as defined below). The Amendment amended the Second Amended and Restated Loan and Security Agreement, dated as of April 5, 2017, as amended from time to time (the “Loan Agreement”), among the Borrowers, the Guarantors, the Agent and the Lenders.

The Amendment, among other things, (i) temporarily increases the Revolver Commitment (as defined in the Loan Agreement) by $2,000,000 to $18,000,000 through June 30, 2022, (ii) temporarily suspends a $10,000,000 limit on the value of eligible inventory that can be included as part of the Borrowing Base (as defined in the Loan Agreement) through June 30, 2022, (iii) temporarily prohibits new loans under the Capex Loan Commitments (as defined in the Loan Agreement) through June 30, 2022 and (iv) implements a change in the benchmark interest rate for borrowings under the Loan Agreement from the London Interbank Offered Rate (“LIBOR”) to the Secured Overnight Financing Rate (“SOFR”). The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, attached as Exhibit 10.1 hereto.

In connection with the Amendment and the obligations thereunder, the Borrowers executed and delivered in favor of the Lenders the Fourth Amended and Restated Revolver Note (the “Note”), in the principal amount of up to $18,000,000, dated April 12, 2022. A copy of the Note is attached as Exhibit 10.2 hereto and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)            Exhibits:

10.1	Amendment No. 10 to Second Amended and Restated Loan and Security Agreement, dated as of April 12, 2022, by and among the Borrowers, Guarantors, Lenders and Agent.

10.2	Fourth Amended and Restated Revolver Note, dated April 12, 2022, by Borrowers in favor of Lenders.

104	Cover Page Interactive Data File (embedded as Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P & F INDUSTRIES, INC.

Date: April 15, 2022
	By:	/s/ Joseph A. Molino
Joseph A. Molino, Jr.
Vice President, Chief Operating Officer and Chief Financial Officer